Filed by Smith International, Inc. pursuant to Rule 425

under the Securities Act of 1933 and deemed filed pursuant

 to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: Smith International, Inc. (File No. 1-8514)

Exhibit 99.1

Monday, April 5, 2010

Contact:     Shawn Housley

                  Smith International, Inc.

                  Director – Investor Relations

                  (281) 443-3370

SMITH INTERNATIONAL, INC. RECEIVES u.s. aNTITRUST SECOND REQUEST

HOUSTON, Texas, April 5, 2010 — Smith International, Inc. (NYSE: SII) announced today that it has received a request for additional information, commonly known as a “second request”, from the Antitrust Division of the United States Department of Justice in connection with the proposed merger with Schlumberger Limited.  While a definitive date cannot yet be determined related to the eventual closing of the transaction, the Company indicated that they maintain their expectation of this occurring during the second half of this year.

Smith International, Inc. is a leading supplier of premium products and services to the oil and gas exploration and production industry.  The Company employs over 21,000 full-time personnel and operates in over 80 countries around the world.

Forward-Looking Statements

This material includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The opinions, forecasts, projections, or other statements other than statements of historical fact, are forward-looking statements. Similarly, statements that describe our future plans, objectives or goals or future revenues or other financial metrics are also forward-looking statements.  Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. These statements are subject to, among other things, risk factors that are discussed in the Company’s Form 10-K for the fiscal year ended December 31, 2009 and other documents filed with the Commission.  Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may differ materially from those expected, estimated or projected.  Forward-looking statements speak only as of the date they are made, and we undertake no obligation to publicly update or revise any of them in light of new information, future events or otherwise.

Additional Information

STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND REGISTRATION STATEMENT REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  These documents will contain important information about the proposed transaction that should be read carefully before any decision is made with respect to the proposed transaction. These materials will be made available to the shareholders of Smith at no expense to them. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC's web site, www.sec.gov. In addition, such materials (and all other documents filed with the SEC) will be available free of

SMITH INTERNATIONAL, INC.         1310 Rankin Road              P.O. Box 60068                Houston, TX  77205-0068           281.443.3370

charge at www.smith.com or www.slb.com. Such documents are not currently available. You may also read and copy any reports, statements and other information filed by Smith or Schlumberger with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at (800) 732-0330 or visit the SEC's website for further information on its public reference room.

Each company’s directors and executive officers and other persons may be deemed, under SEC rules, to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding Schlumberger’s directors and officers can be found in its preliminary proxy statement filed with the SEC on February 9, 2010 and information regarding Smith’s directors and officers can be found in its proxy statement filed with the SEC on April 13, 2009. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the transaction, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

SMITH INTERNATIONAL, INC.         1310 Rankin Road              P.O. Box 60068                Houston, TX  77205-0068           281.443.3370